SECURITIES AND EXCHANGE COMMISSION
                       ----------------------------------
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported): October 4, 2004


                          WILLIS GROUP HOLDINGS LIMITED
               (Exact name of Registrant as specified in Charter)

         BERMUDA                     001-16503                 98-0352587
  (Jurisdiction of incorporation     (Commission File        (IRS Employer
  or organization)                   Number)                 Identification No.)


                               Ten Trinity Square
                            London EC3P 3AX, England
                    (Address of principal executive offices)

      Registrant's telephone number, including area code: +44 20 7488 8111

                                 Not Applicable
         (Former name or former address, if changed since last report.)



                                      # # #

Item 8.01       Other Events

     On October 4, 2004, Willis Group Holdings Limited issued a press release announcing that it has completed the acquisition of CH Jeffries (Insurance Brokers) Limited, a North West England-based insurance broker with annual revenues of approximately (pound)2.5 million ($4.5 million). The press release is attached as Exhibit 99.1 hereto.

Item 9.01         Financial Statements and Exhibits

     (c)  The following document is filed as an exhibit to this report on Form
          8-K:

          99.1 Press Release dated October 4, 2004 of Willis Group Holdings Limited

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                            WILLIS GROUP HOLDINGS LIMITED

                                            By:  /s/ Mary E. Caiazzo
                                                 ------------------------------
                                                     Mary E. Caiazzo
                                                     Assistant General Counsel





Dated:  October 4, 2004

                                  EXHIBIT INDEX


Exhibit
Number     Title
------     -----


99.1       Press Release dated October 4, 2004, of Willis Group Holdings Limited